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                                                                    EXHIBIT 10.m

                               CORPORATE GUARANTY


     THIS CORPORATE GUARANTY ("Guaranty") is made and entered into as of the thirty-first day of May, 1995, by C.I.S. Technologies, Inc., a Delaware corporation ("Guarantor"), in favor of FIRST FINANCIAL MANAGEMENT CORPORATION, a Georgia corporation ("Lender").

     WHEREAS, Hospital Cost Consultants, Inc., a California corporation ("Borrower"), is indebted to Lender pursuant to the terms of that certain Promissory Note of even date herewith in the principal amount of $5,000,000 (as the same may be amended, supplemented, restated, extended or renewed from time to time, the "Note"), made and executed by Borrower and payable to the order of Lender;

     WHEREAS, Guarantor is the sole shareholder of Borrower; and

     WHEREAS, the financial accommodations to be extended to Borrower under the Note will inure to the benefit of Guarantor; and

     WHEREAS, Lender has required, as a condition to the continuation of financial accommodations to be extended to Borrower under the Note that Guarantor execute and deliver this Guaranty to Lender; and

     NOW, THEREFORE, in consideration of the premises, the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby represents, warrants and agrees as follows:

1. Guarantor unconditionally guarantees the due and punctual payment in full of all principal of and interest on the Note (the "Guaranteed Obligations"). This Guaranty constitutes a guaranty of payment and not of collection and Guarantor waives any right to require that any resort be had by Lender to (i) Borrower, (ii) any security held by Lender for payment of the Guaranteed Obligations, (iii) any other monetary obligations of Borrower to Lender or (iv) Lender's rights against any other guarantor of the Guaranteed Obligations.

     2. Guarantor agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from Guarantor, whether in its capacity as Guarantor of the Guaranteed Obligations or otherwise, or from any other guarantor, and that Guarantor will remain bound upon this Guaranty notwithstanding other extension or renewal of the Guaranteed Obligations.

     3. Guarantor waives presentation to, demand of payment from and protest to Borrower of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Guarantor further waives the benefit of all principles or provisions of applicable law which are or might be

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in conflict with the terms of this Guaranty, including, without limitation,
Section 10-7-24 of the Official Code of Georgia Annotated. The obligations of Guarantor hereunder shall not be affected by (i) the failure of Lender to assert any claim or demand or to enforce any right or remedy against Borrower or any collateral for the Guaranteed Obligations, (ii) any extension or renewal of the Guaranteed Obligations, (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of the Note or any other agreement, document or instrument evidencing or securing the Guaranteed Obligations (collectively, the "Loan Documents") or (iv) the release of any security held by Lender for the Guaranteed Obligations.

     4. The obligations of Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the provisions of this Guaranty, the Note, any Loan Documents or the Guaranteed Obligations. Without limiting the generality of the foregoing, the obligations of Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of Lender to assert any claim or demand or to enforce any remedy hereunder or under the Note or any of the Loan Documents, by any default, failure or delay, wilful or otherwise, in the performance of the terms and conditions of the Note or any of the Loan Documents, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of Guarantor, or which would otherwise operate as a discharge of Guarantor, as a matter of law.

     5. Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, on the Guaranteed Obligations is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Borrower or otherwise.

     6. In furtherance of the foregoing and not in limitation of any other right which Lender may have at law or in equity against Guarantor by virtue hereof, upon failure of Borrower to make any payment on the Guaranteed Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Guarantor hereby promises to, and will, upon receipt of written demand by Lender, forthwith pay or cause to be paid to Lender in immediately available funds, an amount equal to and to be applied in payment of the unpaid amount of such portion of the Guaranteed Obligations and all other monetary obligations of Guarantor to Lender under this Guaranty.

     7. Guarantor shall not exercise any rights, by reason of any payment made hereunder or otherwise, of subrogation to the rights of Lender or of reimbursement from Borrower until all of the Guaranteed Obligations have been paid in full.

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     8.  Guarantor agrees that, with or without notice or demand, it will reimburse Lender, to the extent that such reimbursement is required to be made but not made by Borrower, for all expenses (including reasonable attorneys' fees) incurred by Lender in connection with any Guaranteed Obligations of Borrower under the Note or any of the Loan Documents, or the collection thereof.

     9. Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

     10. No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right; no notice to or demand on Guarantor shall be deemed to be a waiver of the obligations of Guarantor or of the right of Lender to take further action without notice or demand as provided herein, nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing and signed by Guarantor and Lender, nor shall any such waiver be applicable except in the specific instance for which given.

     11. (a) Guarantor agrees to indemnify Lender from and hold them harmless against any documentary taxes, withholding taxes, assessments or charges made by any governmental authority by reason of the execution, delivery and performance of this Guaranty.

          (b) Additionally, Guarantor agrees to reimburse Lender for all expenses (including reasonable attorneys' fees) incurred by Lender in connection with the enforcement of this Guaranty.

     12.  Guarantor represents and warrants to Lender as follows:

          (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business in all jurisdictions where failure to so qualify would have a material adverse effect on the Company.

          (b) The execution, delivery and performance of this Agreement are within Guarantor's corporate power, have been duly authorized by all necessary or proper corporate action, are not in contravention of any provision of law or of any agreement or indenture by which Guarantor is bound, or of Guarantor's articles or certificate of incorporation or bylaws, and do not require the consent or approval of any governmental body, agency, authority or other person or entity, which has not been obtained and a copy thereof furnished to Lender.

          (c) This Agreement constitutes Guarantor's valid and legally binding obligation, enforceable in accordance with its terms.

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     13.  This Guaranty is, and shall be deemed to be, a contract entered into, under and pursuant to the laws of the State of Georgia and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said state; and no defense given or allowed by the laws of any other state shall be interposed in any action hereon unless such defense is also given or allowed by the laws of the State of Georgia.

     14. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF FULTON, STATE OF GEORGIA AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. GUARANTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL AT THE ADDRESS SET FORTH BELOW ITS SIGNATURE SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     15. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first above written.


                                        C.I.S. TECHNOLOGIES, INC.


                                        By:      /s/ Philip D. Kurtz
                                            ------------------------

                                        Title:        CEO
                                              ----------------------


                                        Address:

                                        C.I.S. Technologies, Inc.
                                        One Warren Place, Suite 1900
                                        6100 South Yale Avenue
                                        Tulsa, Oklahoma  74136
                                        Attention: Philip D. Kurtz,
                                                    Chief Executive Officer
                                        Facsimile No.: (918) 481-4205

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